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                                                                    Exhibit 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002





        In connection with the annual report of Broadband Wireless International Corporation, Inc. (the "Company") on Form 10-KSB for the fiscal year ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Darwin Payton, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


            A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  August 19, 2004                     By:  /s/ Darwin Payton
                                                -----------------
                                                   Darwin Payton
                                                 President